TRUST AGREEMENT


                  TRUST AGREEMENT, between MSDW Structured Asset Corp. (the "Depositor") and LaSalle Bank National Association (the "Trustee"), made as of the date set forth in Schedule I attached hereto, which Schedule together with Schedules II and III attached hereto, are made a part hereof and are hereinafter referred to collectively as the "Terms Schedule". The terms of the Standard Terms for Trust Agreements, dated July 7, 1999 (the "Standard Terms") are, except to the extent otherwise expressly stated, hereby incorporated by reference herein in their entirety with the same force and effect as though set forth herein. Capitalized terms used herein and not defined shall have the meanings defined in the Standard Terms. References to "herein", "hereunder", "this Trust Agreement" and the like shall include the Terms Schedule attached hereto and the Standard Terms so incorporated by reference.

                  WHEREAS, the Depositor and the Trustee desire to establish the Trust identified in Schedule I attached hereto (the "Trust") for the primary purposes of (i) holding the Securities, (ii) entering into any Swap Agreement with the Swap Counterparty and (iii) issuing the Units;

                  WHEREAS, the Depositor desires that the respective beneficial interests in the Trust be divided into transferable fractional shares, such shares to be represented by the Units; and

                  WHEREAS, the Depositor desires to appoint the Trustee as trustee of the Trust and the Trustee desires to accept such appointment;

                  WHEREAS, the Depositor shall transfer, convey and assign to the Trust without recourse, and the Trust shall acquire, all of the Depositor's right, title and interest in and under the Securities and other property identified in Schedule II to the Trust Agreement (the "Trust Property"); and

                  WHEREAS, the Trust agrees to acquire the Trust Property specified herein in consideration for Units having an initial Unit Principal Balance identified in Schedule I attached hereto, subject to the terms and conditions specified in the Trust Agreement;

                  NOW THEREFORE, the Depositor hereby appoints the Trustee as trustee hereunder and hereby requests the Trustee to receive the Securities from the Depositor and to issue in accordance with the instructions of the Depositor Units having the terms specified in Schedule I attached hereto, and the Trustee accepts such appointment and, for itself and its successors and assigns, hereby declares that it shall hold all the estate, right, title and interest in any property contributed to the trust account established hereunder (except property to be applied to the payment or reimbursement of or by the Trustee for any fees or expenses which under the terms hereof is to be so applied) in trust for the benefit of all present and future Holders of the fractional shares of beneficial interest issued hereunder, namely, the Unitholders, and subject to the terms and provisions hereof and of the Standard Terms.

                  IN WITNESS WHEREOF, each of the undersigned has executed this instrument as of the date set forth in the Terms Schedule attached hereto.

                   LASALLE BANK NATIONAL ASSOCIATION
                       as Trustee on behalf of the Trust identified in Schedule I hereto, and not in its individual capacity



                   By:  /s/ Brian D. Ames
                        -------------------------------
                        Name:     Brian D. Ames
                        Title:    Vice President


                   MSDW STRUCTURED ASSET CORP.



                   By:  /s/ John Kehoe
                        -------------------------------
                        Name:     John Kehoe
                        Title:    Vice President



Attachments: Terms Schedule (consisting of Schedules I, II and III)

                                                          I-1

                                   Schedule I
                           (Terms of Trust and Units)

Trust:                                      SATURNS Trust No. 2002-5

Date of Trust Agreement:                    May 14, 2002

Trustee:                                    LaSalle Bank National Association.
                                            References to Chase Bank of Texas,
                                            National Association in the Standard
                                            Terms shall be inapplicable.

Initial Unit Principal Balance:             $25,792,500

Issue Price:                                100%

Number of Units:                            1,031,700 (Unit Principal Balance of
                                            $25 each)

Minimum Denomination:                       $25 and $25 increments in excess
                                            thereof. The minimum denomination
                                            specified in Section 5.01(a) of the
                                            Standard Terms shall not apply. Each
                                            $25 of Unit Principal Balance is a
                                            Unit.

Cut-off Date:                               May 14, 2002

Closing Date:                               May 14, 2002

Specified Currency:                         United States dollars

Business Day:                               New York, New York and Chicago,
                                            Illinois

Interest Rate:                              8.25% per annum on the basis of a
                                            360 day year consisting of twelve 30
                                            day months. During an extension
                                            period with respect to the
                                            Securities, while interest will
                                            continue to accrue on the Unit
                                            Principal Balance at 8.25% per
                                            annum, interest will accrue on any
                                            deferred interest at a rate equal to
                                            the rate at which interest accrues
                                            on deferred interest with respect to
                                            the Securities.

Interest Reset Period:                      Not Applicable

Rating:                                     Baa2 by Moody's

                                            BBB- by S&P

Rating Agencies:                            Moody's and S&P

Scheduled Final Distribution Date:          July 15, 2037. The Units will have
                                            the same final maturity as the
                                            Securities.

Prepayment/Redemption:                      The Trust Property is subject to
                                            redemption in accordance with the
                                            terms of the Securities and as
                                            described in Schedule II and is
                                            subject to liquidation upon exercise
                                            of the call rights specified in
                                            Schedule III. Any such redemption or
                                            exercise of the call rights will
                                            cause a redemption of a
                                            corresponding portion of the Units.

                                            If the call rights under the Swap
                                            Agreement are partially exercised or
                                            if there is a partial redemption of
                                            the Securities, the Trustee will
                                            randomly select Units to be redeemed
                                            in full from the proceeds of such
                                            partial exercise of the Swap
                                            Agreement or partial redemption of
                                            the Securities. If sufficient funds
                                            are not available to redeem each
                                            such redeemed Unit in full, one Unit
                                            may be fractionally redeemed as a
                                            result of each such partial
                                            redemption or exercise.

Additional Distribution:                    If any of the Securities are
                                            redeemed by the Security Issuer
                                            prior to July 15, 2007, each of the
                                            Units which are redeemed in
                                            connection with such redemption of
                                            Securities (or related exercise of
                                            the Swap Agreement) will receive a
                                            pro rata distribution from the
                                            proceeds of the redemption of the
                                            Securities (or related exercise of
                                            the Swap Agreement if physical
                                            settlement applies) remaining after
                                            payment of principal and interest on
                                            such Units up to a maximum of $2.50
                                            per Unit. The Units will also
                                            receive any additional amounts
                                            available at maturity or upon a
                                            redemption by the Security Issuer if
                                            all or a portion of the Swap
                                            Agreement has expired unexercised.

Corporate Trust Office:                     The definition of "Corporate Trust
                                            Office" in the Standard Terms shall
                                            not apply.

                                            The Corporate Trust Office shall be
                                            the Trustee's Asset-Backed
                                            Securities Trust Services Group
                                            having an office at 135 S. LaSalle
                                            Street, Suite 1625, Chicago,
                                            Illinois 60603 or such other
                                            addresses as the Trustee may
                                            designate from time to time by
                                            notice to the Unitholders, the
                                            Depositor, the Swap Counterparty and
                                            the Guarantor.

Swap Agreement:                             The ISDA Agreement referred to in
                                            Schedule III. In addition, in
                                            connection with an additional
                                            issuance of Units, any additional
                                            Swap Agreement entered into in
                                            connection therewith.

Swap Counterparty:
                                            Party A to the Swap Agreement
                                            referred to in Schedule III or any
                                            assignee thereof. In addition, in
                                            connection with an additional
                                            issuance of Units, Party A to any
                                            additional Swap Agreement or any
                                            assignee thereof.

                                            In the event that there is more than
                                            one Swap Counterparty at any time
                                            when a partial redemption of the
                                            Securities occurs, the Trustee shall
                                            randomly select which options under
                                            the Swap Agreements shall be
                                            selected for exercise or termination
                                            (and receipt of a Swap Termination
                                            Payment).

Guaranty:                                   Morgan Stanley Dean Witter & Co.
                                            (the "Guarantor") shall guarantee
                                            the obligations of Morgan Stanley &
                                            Co. International Limited ("MSIL")
                                            for so long as MSIL is Party A to
                                            any Swap Agreement with the Trust.

Swap Notional Amount:                       The notional amount specified in
                                            Schedule III.

Swap Payment Date:                          Not Applicable

Swap Rate:                                  Not Applicable

Additional Swap Agreements:                 In connection with an additional
                                            issuance of Units, the Depositor may
                                            arrange for the Trust to enter into
                                            an additional Swap Agreement with
                                            identical terms to those of the Swap
                                            Agreement entered into as of the
                                            Closing Date with an additional Swap
                                            Counterparty, except that such Swap
                                            Agreement may have a different Swap
                                            Counterparty, number of options, and
                                            premium amount than the Swap
                                            Agreement entered into on the
                                            Closing Date. The Rating Agency
                                            Condition must be satisfied with
                                            respect to such additional Swap
                                            Agreement.

Distribution Date:                          Each January 15 and July 15,
                                            commencing July 15, 2002.

                                            If any payment with respect to the
                                            Securities held by the Trust is not
                                            received by the Trustee by 12 noon
                                            (New York City time) on a
                                            Distribution Date, the corresponding
                                            distribution on the Units will not
                                            occur until the next Business Day
                                            that the Trust is in receipt of
                                            proceeds of such payment prior to 12
                                            noon, with no adjustment to the
                                            amount distributed.

Record Date:                                Each January 1 and July 1,
                                            regardless of whether such day is a
                                            Business Day.

Form:                                       Global Security

Depositary:                                 DTC

Trustee Fees and Expenses:                  As compensation for and in payment
                                            of trust expenses related to its
                                            services hereunder other than
                                            Extraordinary Trust Expenses, the
                                            Trustee will receive Trustee Fees on
                                            each Distribution Date in the amount
                                            equal to $3,750. The Trustee Fee
                                            shall cease to accrue after
                                            termination of the Trust. The
                                            "Trigger Amount" with respect to
                                            Extraordinary Trust Expenses for the
                                            Trust is $25,000 and the Maximum
                                            Reimbursable Amount is $100,000. The
                                            Trustee Fee will be paid by the
                                            Expense Administrator. Expenses will
                                            be reimbursed by the Expense
                                            Administrator in accordance with the
                                            Expense Administration Agreement.

Expense Administrator:                      The Depositor will act as Expense
                                            Administrator on behalf of the Trust
                                            pursuant to an Expense
                                            Administration Agreement, dated as
                                            of the date of the Trust Agreement
                                            (the "Expense Administration
                                            Agreement"), between the Depositor
                                            as Expense Administrator (the
                                            "Expense Administrator") and the
                                            Trust.

                                            The Expense Administrator will
                                            receive a fee equal to 0.06% per
                                            annum of the principal amount of the
                                            Securities held by the Trust as its
                                            fee, payable on the basis of a 360
                                            day year consisting of twelve 30 day
                                            months. The Expense Administrator
                                            will be entitled to interest on any
                                            deferred fee amounts that would have
                                            been payable but for deferral of
                                            interest on the Securities at the
                                            rate interest accrues on any
                                            deferred interest with respect to
                                            the Securities. The Expense
                                            Administrator's fee is payable only
                                            from available interest receipts
                                            received with respect to the
                                            Securities after application of such
                                            receipts to payment of accrued
                                            interest (including accrued interest
                                            on deferred interest) on the Units.

                                            In addition the Expense
                                            Administrator shall own that portion
                                            of the Securities which represents
                                            the interest of a fractional
                                            Unitholder that would remain after a
                                            partial exercise of the Swap
                                            Agreement had the Swap Counterparty
                                            not been obligated to pay the
                                            Fractional Unit Make Whole Amount
                                            (pursuant to and as defined in the
                                            Swap Agreement). The Expense
                                            Administrator shall receive all
                                            interest and principal with respect
                                            to such portion of the Securities.

                                            The Expense Administrator will be
                                            responsible for paying the Trustee
                                            Fee and reimbursing certain other
                                            expenses of the Trust in accordance
                                            with the Expense Administration
                                            Agreement.

Listing: The Depositor has applied to list the Units on the New York Stock Exchange

ERISA Restrictions:                         None of the restrictions in the
                                            Standard Terms relating to the
                                            Employee Retirement Income Security
                                            Act of 1974, as amended, and related
                                            matters shall apply.

Alternative ERISA Restrictions:             Not Applicable

Deemed Representations:                     Not Applicable

QIB Restriction                             Not Applicable

Trust Wind-Up Event:                        The Trust Wind-Up Events specified
                                            in Sections 9.01(a), 9.01(c),
                                            9.01(d), 9.01(f) and 9.01(h) shall
                                            not apply. The Trust Wind Events
                                            specified in Sections 9.01(b)
                                            (Security Default), 9.01(e) (Early
                                            Termination Date designated due to
                                            "illegality" or "tax event" under
                                            the Swap Agreement), 9.01(g)
                                            (Disqualified Securities), 9.01(i)
                                            (Excess Expense Event) shall apply.
                                            Pursuant to Section 9.01(j), the
                                            following events also shall
                                            constitute Trust Wind-Up Events: (i)
                                            redemption (or completion of a
                                            self-tender) by the Security Issuer
                                            of all Securities held by the Trust
                                            and (ii) exercise of the call rights
                                            under the Swap Agreement as to all
                                            Securities held by the Trust.

Termination:                                If a Trust Wind-Up Event occurs
                                            (other than due to exercise of the
                                            call rights under the Swap Agreement
                                            as to all Securities held by the
                                            Trust), any Securities held by the
                                            Trust will be liquidated (in the
                                            case of a Trust Wind-Up Event
                                            resulting from a self-tender offer
                                            or redemption by the Security
                                            Issuer, by delivery to the Security
                                            Issuer) and the proceeds will be
                                            applied first to redeem the Units at
                                            100% of their principal balance plus
                                            accrued interest and then to apply
                                            any remaining amounts to the payment
                                            of any amounts owed to the Swap
                                            Counterparty as a Swap Termination
                                            Payment under the Swap Agreement.

Self-Tender by Security Issuer:             In the event the Security Issuer
                                            makes a self-tender offer for the
                                            Securities, 100% of the Unitholders
                                            may direct the Trustee to tender all
                                            of the Securities held by the Trust.
                                            The Trustee will only accept an
                                            instruction to tender the Securities
                                            if all of the Securities held by the
                                            Trust are to be tendered.

Terms of Retained Interest:                 The Depositor retains the right to
                                            receive any and all interest that
                                            accrues on the Securities prior to
                                            the Closing Date. The Depositor will
                                            receive such accrued interest on the
                                            first Distribution Date for the
                                            Units and such amount shall be paid
                                            from the interest payment made with
                                            respect to the Securities on the
                                            first Distribution Date.

                                            The amount of the Retained Interest
                                            is $703,383.

                                            If a Security Default occurs on or
                                            prior to the first Distribution Date
                                            and the Depositor does not receive
                                            such Retained Interest amount in
                                            connection with such Distribution
                                            Date, the Depositor will have a
                                            claim for such Retained Interest,
                                            and will share pro rata with holders
                                            of the Units to the extent of such
                                            claim in the proceeds from the
                                            recovery on the Securities.

Call Option Terms:                          Not Applicable

Security Default:                           The definition of Security Default
                                            in the Standard Terms shall not
                                            apply. A "Security Default" shall
                                            mean one of the following events:
                                            (i) the acceleration of the
                                            outstanding Securities under the
                                            terms of the Securities and/or the
                                            applicable Security Agreement and
                                            failure to pay the accelerated
                                            amount on the acceleration date;
                                            (ii) the failure of the Security
                                            Issuer (or the Security Guarantor on
                                            its behalf or under the Security
                                            Guaranty) to pay an installment of
                                            principal of, or any amount of
                                            interest due on, the Securities
                                            after the due date thereof and after
                                            the expiration of any applicable
                                            grace period; or (iii) the
                                            occurrence of any of the events of
                                            default under such Securities and/or
                                            Security Agreement relating to the
                                            insolvency or bankruptcy of the
                                            Security Issuer or the Security
                                            Guarantor.

Sale of Securities:                         If the Trust must sell the
                                            Securities it holds, the Trust will
                                            sell the Securities through the
                                            Selling Agent in accordance with
                                            Section 9.03(b) and the following
                                            terms. The Selling Agent must
                                            solicit at least three bids for all
                                            of the Securities held by the Trust.
                                            The Selling Agent must solicit at
                                            least three of such bids from
                                            registered broker-dealers of
                                            national reputation, but additional
                                            bids may be solicited from one or
                                            more financial institutions or other
                                            counterparties with credit
                                            worthiness acceptable to the Selling
                                            Agent in its discretion. The Selling
                                            Agent will, on behalf of the Trust,
                                            sell the Securities at the highest
                                            bid price received. The Selling
                                            Agent may not bid for the
                                            Securities.

Additional Issuance of Units:               Upon no less than 5 days' notice to
                                            the Trustee, the Depositor may
                                            deposit additional Securities at any
                                            time in exchange for additional
                                            Units in a minimum aggregate amount
                                            of $250,000 and, if in excess of
                                            such amount, in a $25 integral
                                            multiple in excess thereof. The
                                            principal amount of Securities
                                            deposited must be in the same ratio
                                            to the Unit Principal Balance of the
                                            Units received as the ratio of the
                                            aggregate principal amount of
                                            Securities deposited on the Closing
                                            Date to the aggregate Unit Principal
                                            Balance on the Closing Date. The
                                            Depositor must either arrange for
                                            the Swap Counterparty and the Trust
                                            to increase proportionally the
                                            notional amount under the Swap
                                            Agreement or arrange for an
                                            additional Swap Agreement to be
                                            entered into between the Trust and
                                            an additional Swap Counterparty. Any
                                            accrued interest will be reflected
                                            in the price of the additional Units
                                            and the Securities. The Rating
                                            Agency Condition must be satisfied
                                            in connection with any such
                                            additional issuance.

Selling Agent:                              Morgan Stanley & Co. Incorporated.
                                            Notwithstanding any provision of the
                                            Standard Terms to the contrary, any
                                            sale of the Securities shall be
                                            conducted by and through the Selling
                                            Agent and not the Trustee.

Rating Agency Condition:                    The definition of Rating Agencies
                                            Condition in the Standard Terms
                                            shall not apply.

                                            "Rating Agency Condition": With
                                            respect to any specified action or
                                            determination, means receipt of (i)
                                            oral or written confirmation by
                                            Moody's (for so long as the Units
                                            are outstanding and rated by
                                            Moody's) and (ii) written
                                            confirmation by S&P (for so long as
                                            the Units are outstanding and rated
                                            by S&P), that such specified action
                                            or determination will not result in
                                            the reduction or withdrawal of their
                                            then-current ratings on the Units;
                                            provided, however, that if the
                                            Rating Agency Condition specified
                                            herein is to be satisfied only with
                                            respect to Moody's or S&P, only
                                            clause (i) or clause (ii) shall be
                                            applicable. Such satisfaction may
                                            relate either to a specified
                                            transaction or may be a confirmation
                                            with respect to any future
                                            transactions which comply with
                                            generally applicable conditions
                                            published by the applicable rating
                                            agency.

Eligible Account:                           The definition of "Eligible Account"
                                            in the Standard Terms shall not
                                            apply.

                                            "Eligible Account": A non-interest
                                            bearing account, held in the United
                                            States, in the name of the Trustee
                                            for the benefit of the Trust that is
                                            either (i) a segregated account or
                                            segregated accounts maintained with
                                            a Federal or State chartered
                                            depository institution or trust
                                            company the short-term and long-term
                                            unsecured debt obligations of which
                                            (or, in the case of a depository
                                            institution or trust company that is
                                            the principal subsidiary of a
                                            holding company, the short-term and
                                            long-term unsecured debt obligations
                                            of such holding company) are rated
                                            P-1 and Aa2 by Moody's, A-1+ and AA
                                            by S&P, and, if rated by Fitch, F1
                                            and AA by Fitch at the time any
                                            amounts are held on deposit therein
                                            including when such amounts are
                                            initially deposited and all times
                                            subsequent or (ii) a segregated
                                            trust account or segregated accounts
                                            maintained as a segregated account
                                            or as segregated accounts and held
                                            by the Trustee in its Corporate
                                            Trust Office in trust for the
                                            benefit of the Unitholders.

Permitted Investments:                      The following shall be a Permitted
                                            Investment in addition to the
                                            investments specified in the
                                            Standard Terms:

                                            Units of the Dreyfus Cash Management
                                            Fund Investor Shares or any other
                                            money market funds which are rated
                                            in the highest applicable rating
                                            category by each Rating Agency (or
                                            such lower rating if the Rating
                                            Agency Condition is satisfied).

Amendment of Trust Agreement:               Section 12.01(a) of the Standard
                                            Terms shall be replaced with the
                                            following:

                                            (a) The Trust Agreement may be
                                            amended from time to time by the
                                            Depositor and the Trustee without
                                            the consent of any of the
                                            Unitholders, upon delivery by the
                                            Depositor of an Opinion of Counsel
                                            acceptable to the Trustee to the
                                            effect that such amendment will not
                                            materially and adversely affect the
                                            interests of any holder of a Class
                                            of Units that is not voting with
                                            respect to such amendment pursuant
                                            to Section 12.01(b), for any of the
                                            following purposes: (i) to cure any
                                            ambiguity or defect or to correct or
                                            supplement any provision in the
                                            Trust Agreement which may be
                                            defective or inconsistent with any
                                            other provision in the Trust
                                            Agreement; (ii) to provide for any
                                            other terms or modify any other
                                            terms with respect to matters or
                                            questions arising under the Trust
                                            Agreement; (iii) to amend the
                                            definitions of Trigger Amount and
                                            Maximum Reimbursable Amount so as to
                                            increase, but not decrease, the
                                            respective amounts contained in such
                                            definitions or to otherwise amend or
                                            waive the terms of Section 10.05(b)
                                            in any manner which shall not
                                            adversely affect the Unitholders in
                                            any material respect; (iv) to amend
                                            or correct or to cure any defect
                                            with respect to the Trustee Fee or
                                            Expense Administrator's fee; (v) to
                                            evidence and provide for the
                                            acceptance of appointment under the
                                            Trust Agreement by a successor
                                            Trustee; or (vi) to add or change
                                            any of the terms of the Trust
                                            Agreement as shall be necessary to
                                            provide for or facilitate the
                                            administration of the Trust,
                                            including any amendment necessary to
                                            ensure the classification of the
                                            Trust as a grantor trust for United
                                            States federal income tax purposes;
                                            provided, however, that in the case
                                            of any amendment pursuant to any of
                                            clauses (i) through (v) above, the
                                            Rating Agency Condition shall be
                                            satisfied with respect to such
                                            amendment. If more than one Class of
                                            Units has been issued under the
                                            Trust Agreement, the provisions of
                                            this Section 12.01(a) shall apply to
                                            each Class of Units that is not
                                            materially and adversely affected by
                                            such amendment.

                                            Section 12.01(c) shall be
                                            re-designated Section 12.01(d).

                                            Section 12.01(b) shall be
                                            re-designated Section 12.01(c).

                                            The following shall constitute
                                            Section 12.01(b):

                                            (b) The Trust Agreement may
                                            be amended from time to time by the
                                            Depositor and the Trustee with the
                                            consent of a 100% of the outstanding
                                            Unit Principal Balance of each Class
                                            of Units materially and adversely
                                            affected thereby. The Rating Agency
                                            Condition shall be satisfied with
                                            respect to such amendment unless
                                            Units representing 100% of the Unit
                                            Principal Balance of all affected
                                            Units vote in favor of such
                                            amendment with notice that the
                                            Rating Agency Condition will not be
                                            satisfied.

                                            The following shall constitute
                                            Section 12.01(e):

                                            (e) For purposes of this
                                            Section 12.01, Schedule III to any
                                            Trust Agreement and any Swap
                                            Agreements entered into in
                                            connection with any related Trust
                                            shall not be considered part of the
                                            Trust Agreement. Section 7.02 shall
                                            govern action taken under the Trust
                                            Agreement with respect to any
                                            amendments to such Swap Agreements.

Other Terms:
                                            The Trust shall not merge or
                                            consolidate with any other trust,
                                            entity or person and the Trust shall
                                            not acquire the assets of, or an
                                            interest in, any other trust, entity
                                            or person except as specifically
                                            contemplated herein.

                                            The Trustee shall provide to the
                                            Unitholders copies of any notices it
                                            receives with respect to a
                                            redemption of the Securities or
                                            exercise of the call rights under
                                            the Swap Agreement and any other
                                            notices with respect to the
                                            Securities.

                                            The reference to "B2" in the
                                            definition of Certificate in the
                                            Standard Terms shall be replaced
                                            with "Exhibit B2".

                                            The reference to "Section 10.02(ix)"
                                            in the definition of Available Funds
                                            in the Standard Terms shall be
                                            replaced with "Section
                                            10.02(a)(ix)".

                                            The reference to "Section 3.04" in
                                            the definition of Unit Account in
                                            the Standard Terms shall be replaced
                                            with "Section 3.05".

                                            The transfer by the Depositor to the
                                            Trustee specified in Section 2.01(a)
                                            of the Standard Terms shall be in
                                            trust.

                                            Section 2.06 of the Standard Terms
                                            shall be incorporated herein by
                                            inserting "cash in an amount equal
                                            to the premium under the Swap
                                            Agreement and" after the phrase
                                            "constituting the Trust Property,"
                                            therein.

                                            The reference to "calendar day" in
                                            the last sentence of Section 3.06 of
                                            the Standard Terms shall be replaced
                                            with "Business Day".

                                            Section 4.02(d) of the Standard
                                            Terms shall be incorporated herein
                                            by striking "and the Trustee on
                                            behalf of the Unitholders" from the
                                            first sentence of the second
                                            paragraph thereof.

                                            Section 5.03(c) of the Standard
                                            Terms shall be incorporated herein
                                            by striking "(if so required by the
                                            Trustee or the Unit Registrar)" from
                                            the first sentence thereof.

                                            Section 7.01(c)(i) of the Standard
                                            Terms shall be incorporated herein
                                            by replacing the first word thereof
                                            ("after") with "alter".

                                            Section 7.01(c) of the Standard
                                            Terms shall be incorporated herein
                                            by inserting "(i)" between
                                            "Securities" and "would" in the
                                            clause that begins "and provided,
                                            further," and adding at the end of
                                            the same sentence "and (ii) will not
                                            alter the classification of the
                                            Trust for Federal income tax
                                            purposes."

                                            Section 7.02 of the Standard Terms
                                            shall be incorporated herein by
                                            striking "(i) the Trustee determines
                                            that such amendment will not
                                            adversely affect the interests of
                                            the Unitholders and (ii)" from the
                                            first sentence thereof, inserting
                                            "on which it may conclusively rely"
                                            after "Opinion of Counsel" in such
                                            sentence, and striking "clause (ii)"
                                            from the second sentence of such
                                            Section.

                                            Section 9.03(a) of the Standard
                                            Terms shall be incorporated herein
                                            by striking "or oral" after the "at
                                            any time by" in the third sentence
                                            thereof.

                                            Clause (ix) of Section 10.02(a)
                                            shall not apply.

                                            Section 10.02(a)(x) of the Standard
                                            Terms shall be replaced with the
                                            following:

                                            (x) the Trustee shall have
                                            the power to sell the Securities and
                                            other Trust Property, in accordance
                                            with Article IX and XI, through the
                                            Selling Agent or, if the Selling
                                            Agent shall have resigned or
                                            declined to sell some or all of the
                                            Securities, any broker selected by
                                            the Trustee (at the direction of the
                                            Depositor) with reasonable care, in
                                            an amount sufficient to pay any
                                            amount due to the Swap Counterparty
                                            under the Swap Agreement (including
                                            Termination Payments) or
                                            reimbursable to itself in respect of
                                            unpaid Extraordinary Trust Expenses
                                            and to use the proceeds thereof to
                                            make such payments after the
                                            distribution of funds or Trust
                                            Property to Unitholders. Any such
                                            broker shall be instructed by the
                                            Trustee to sell such Trust Property
                                            in a reasonable manner designed to
                                            maximize the sale proceeds.

                                            Section 10.05(b) of the Standard
                                            Terms shall be incorporated herein
                                            by replacing ", pursuant to the
                                            first sentence of this paragraph"
                                            with "the Trustee shall be
                                            indemnified by the Trust, however,"
                                            in the last sentence thereof.

                                            Section 10.06(a) of the Standard
                                            Terms shall be incorporated herein
                                            by inserting "or association" after
                                            the word "corporation" in the second
                                            sentence thereof.

                                            Section 10.07(a) of the Standard
                                            Terms shall be incorporated herein
                                            by replacing "notice or resignation"
                                            with "notice of resignation" in the
                                            second sentence thereof and striking
                                            the last two sentences thereof.

                                            Section 10.10(b) of the Standard
                                            Terms shall be incorporated herein
                                            by inserting "The Trustee shall not
                                            be liable for the acts or omissions
                                            of any co-trustee." after the last
                                            sentence thereof.

                                            Section 10.14 of the Standard Terms
                                            shall be replaced with the
                                            following:

                                            SECTION 10.14. Non-Petition. Prior
                                            to the date that is one year and one
                                            day after all distributions in
                                            respect of the Units have been made,
                                            none of the Trustee, the Trust or
                                            the Depositor shall take any action,
                                            institute any proceeding, join in
                                            any action or proceeding or
                                            otherwise cause any action or
                                            proceeding against any of the others
                                            under the United States Bankruptcy
                                            Code or any other liquidation,
                                            insolvency, bankruptcy, moratorium,
                                            reorganization or similar law
                                            ("Insolvency Law") applicable to any
                                            of them, now or hereafter in effect,
                                            or which would be reasonably likely
                                            to cause any of the others to be
                                            subject to, or seek the protection
                                            of, any such Insolvency Law.

                                            Section 12.01(a) of the Standard
                                            Terms shall be incorporated herein
                                            by replacing "(v)" with "(vi)" in
                                            the last proviso thereof.

                                            Section 12.01(c) of the Standard
                                            Terms shall be incorporated herein
                                            by inserting ",provided at the
                                            expense of the party requesting such
                                            amendment," after "Opinion of
                                            Counsel".

                                            Section 12.05 of the Standard Terms
                                            shall be incorporated herein by
                                            striking "the Trustee and" in the
                                            last sentence of the second
                                            paragraph thereof.

                                            The reference to "its President, its
                                            Treasurer, or one of its Vice
                                            Presidents, Assistant Vice
                                            Presidents or Trust Officers" in the
                                            first sentence of Section 5.02(a) of
                                            the Standard Terms shall be replaced
                                            with "a Responsible Officer".

                                            The reference to "the proper
                                            officers" in the second sentence of
                                            Section 5.02(a) of the Standard
                                            Terms shall be replaced with "a
                                            Responsible Officer".

                                            The reference to "one of its
                                            authorized signatories" in the first
                                            sentence of Section 5.02(d) of the
                                            Standard Terms shall be replaced
                                            with "a Responsible Officer".

                                            The reference to the "Trust" in the
                                            first sentence of Section 5.08(b) of
                                            the Standard Terms shall be replaced
                                            with the "Trustee".

                                            References to D&P in the Standard
                                            Terms shall be incorporated as
                                            references to Fitch Inc. ("Fitch").

                                   Schedule II
                            (Terms of Trust Property)

Securities:                                 SAFECO Capital Trust I 8.072% trust
                                            preferred capital securities due
                                            July 15, 2037

Security Issuer:                            SAFECO Capital Trust I

Security Guarantor:                         SAFECO Corporation

                                            The Security Guarantor will be
                                            considered the "Security Issuer" for
                                            purposes of determining whether the
                                            Security Issuer is an Eligible
                                            Issuer and whether the Securities
                                            are Disqualified Securities.

Guarantor Debentures:                       The Guarantor's 8.072% junior
                                            subordinated debentures due 2037.
                                            Such debentures are the only assets
                                            of the Security Issuer.

                                            In the event that the Guarantor
                                            Debentures are exchanged for the
                                            Securities or distributed in
                                            liquidation of the Security Issuer,
                                            the Guarantor Debentures shall be
                                            treated as the Securities for all
                                            purposes and the Security Guarantor
                                            shall be treated as the Security
                                            Issuer for all purposes. Such
                                            exchange or liquidation shall not be
                                            considered a redemption.

Principal Amount:                           $26,525,000

Security Rate:                              8.072%

Credit Ratings:                             Baa2 by Moody's

                                            BBB- by S&P

Listing:                                    Not Applicable

Security                                    Agreement:
                                            As to the Securities, the amended
                                            and restated declaration of trust
                                            dated as of July 15, 1997 relating
                                            to the Security Issuer. As to the
                                            Guarantor Debentures, the indenture,
                                            dated as of July 15, 1997, between
                                            the Security Guarantor and JPMorgan
                                            Chase Bank (as successor to The
                                            Chase Manhattan Bank).

Form:                                       Global

Currency of
Denomination:                               United States dollars

Acquisition Price by Trust:                 $25,046,349

Security Payment Date:                      Each January 15 and July 15.

Original Issue Date:                        The Securities were issued July 15,
                                            1997.

Maturity Date:                              July 15, 2037.

Sinking Fund Terms:                         Not Applicable

Redemption Terms:                           The Guarantor Debentures and the
                                            Securities may be redeemed upon a
                                            "tax event" (as defined in the
                                            underlying indenture and declaration
                                            of trust). The Guarantor Debentures
                                            may also be distributed in exchange
                                            for the Securities or in liquidation
                                            of the Issuer. In such event the
                                            Guarantor Debentures would become
                                            the Securities under the Trust
                                            Agreement.

CUSIP No.:/ISIN No.                         786427 AC8

Security Trustee:

                                            JPMorgan Chase Bank (as successor to
                                            The Chase Manhattan Bank)

Guarantor Debenture Trustee:                JPMorgan Chase Bank (as successor to
                                            The Chase Manhattan Bank)

Available Information
Regarding the Security Issuer
(if other than U.S.
Treasury obligations):                      The Security Guarantor is subject to
                                            the informational requirements of
                                            the Securities Exchange Act of 1934,
                                            as amended, and in accordance
                                            therewith files reports and other
                                            information with the Securities and
                                            Exchange Commission (the
                                            "Commission"). Such reports and
                                            other information can be inspected
                                            and copied at the public reference
                                            facilities maintained by the
                                            Commission at 450 Fifth Street,
                                            N.W., Washington, District of
                                            Columbia 20549 and at the following
                                            Regional Offices of the Commission:
                                            Woolworth Building, 233 Broadway,
                                            New York, New York 10279, and
                                            Northwest Atrium Center, 500 West
                                            Madison Street, Chicago, Illinois
                                            60661. Copies of such materials can
                                            be obtained from the Public
                                            Reference Section of the Commission
                                            at 450 Fifth Street, N.W.,
                                            Washington, D.C. 20549 at prescribed
                                            rates.

                                  Schedule III
                             (Call Option Confirm)

                                                                  MORGAN STANLEY


--------------------------------------------------------------------------------
Date:      May 14, 2002

To:        SATURNS Trust No. 2002-5                 From:      Morgan Stanley &
                                                               Co. International
                                                               Limited

Attn:      Asset-Backed Securities Group            Contact:   Chris Boas
           SATURNS Trust No. 2002-5

Fax:       312-904-2084                             Fax:       212-761-0406

Tel:       312-904-9387                             Tel:       212-761-1395
--------------------------------------------------------------------------------

Re: Bond Option Transaction. MS Reference Number SQ1D6

         The purpose of this letter agreement is to confirm the terms and conditions of the Transaction entered into between you and Morgan Stanley & Co. International Limited ("MSIL"), with Morgan Stanley & Co. Incorporated ("MS&Co."), as agent, on the Trade Date specified below (the "Transaction"). This letter agreement constitutes a "Confirmation" as referred to in the Agreement below.

         The definitions and provisions contained in the 1997 ISDA Government Bond Option Definitions as published by the International Swaps and Derivatives Association, Inc. ("ISDA") are incorporated into this Confirmation and this transaction shall be deemed a "Government Bond Option Transaction" for purposes of such definitions. In the event of any inconsistency between those definitions and this Confirmation, this Confirmation will govern.

         1. This Confirmation supplements, forms a part of, and is subject to, the ISDA Master Agreement dated as of the date hereof, as amended and supplemented from time to time (the "Agreement"), between you and us. All provisions contained in the Agreement govern this Confirmation except as expressly modified below.

         2. The terms of the particular Transaction to which this Confirmation relates are as follows:

I. General Terms
----------------

Trade Date:                                   May 7, 2002

Option Style:                                 American

Option Type:                                  Call

Buyer:                                        MSIL ("Party A")

Seller:                                       SATURNS Trust No. 2002-5
                                              ("Party B")

Bonds:                                        The obligation identified as follows:
                                              Bond Issuer:             SAFECO Capital Trust I
                                              Issue:                   8.072% Debentures due 2037
                                              CUSIP:                   786427 AC8
                                              Coupon:                  8.072%
                                              Maturity Date:           July 15, 2037
                                              Face Amount Purchased:   USD 26,525,000

Premium:                                      USD 66,313

Premium Payment Date:                         May 14, 2002

Number of Options:                            26,525

Option Entitlement:                           USD 1,000 of face amount of the
                                              Bonds per Option.

Strike Price:                                 (i) For any Exercise Date prior to
                                              July 15, 2007, the redemption
                                              price of the Bonds including any
                                              make-whole amount (expressed as a
                                              percentage) subject to a maximum
                                              of 110% of the face amount of the
                                              Bonds exclusive of accrued
                                              interest, or (ii) for any Exercise
                                              Date on or after July 15, 2007,
                                              97.239% of the face amount of the
                                              Bonds exclusive of accrued
                                              interest.

Calculation Agent:                            Party A

II. Exercise Terms
------------------

Automatic Exercise:                           Inapplicable

Exercise Period:                              Any Business Day from, and
                                              including, 9:00 a.m. (New York
                                              time) on July 15, 2007, to, and
                                              including, the Expiration Time on
                                              the Expiration Date; provided,
                                              however, the Exercise Period shall
                                              also include any Business Day
                                              prior to July 15, 2007, if notice
                                              of redemption has been delivered
                                              by the Bond Issuer.

Exercise Date:                                For each Option exercised, the day
                                              during the Exercise Period on
                                              which that Option is exercised.

Multiple Exercise:                            Applicable

Minimum Number of Options:                    1

Written Confirmation of Exercise:             Applicable. Buyer shall give
                                              irrevocable exercise notice which
                                              may be given orally (including by
                                              telephone) during the Exercise
                                              Period but no later than the
                                              Notification Date. Buyer will
                                              execute and deliver a written
                                              exercise notice confirming the
                                              substance of such oral notice,
                                              however, failure to provide such
                                              written notice will not affect the
                                              validity of the oral notice.

Limitation on Rights of MSIL:                 For so long as Party A is MSIL or
                                              an Affiliate thereof, Party A may
                                              only exercise Options hereunder in
                                              conjunction with a redemption by
                                              the Bond Issuer. MSIL or, if
                                              applicable, an Affiliate thereof,
                                              may only exercise the number of
                                              Options corresponding to the
                                              number of Bonds owned by Party B
                                              being redeemed. This restriction
                                              shall be of no further force and
                                              effect as to any Options assigned
                                              by MSIL to a person or entity who
                                              is not an Affiliate of MSIL.

                                              For purposes of these limitations
                                              of rights with respect to MSIL and
                                              its Affiliates, the definition of
                                              "Affiliate" (as defined in the
                                              Agreement) shall be construed to
                                              include a person or entity that is
                                              an Affiliate of MSIL and a person
                                              or entity of whom MSIL is an
                                              Affiliate.

Notification Date:                            Any date at least 20 calendar days
                                              but not more than 60 calendar days
                                              prior to the Exercise Date,
                                              provided that any date that is at
                                              least 10 calendar days prior to
                                              the Exercise Date is also a
                                              Notification Date if the Bond
                                              Issuer has provided notice of
                                              redemption.

Limited Right to Confirm Exercise:            Inapplicable

Expiration Date:                              July 15, 2034

Expiration Time:                              4:00 p.m. New York time

Business Days:                                New York and Chicago

III. Settlements:
-----------------

Settlement:                                   Cash Settlement if MSIL is Party
                                              A; otherwise Physical Settlement.
                                              Party A will notify Party B
                                              separately regarding the clearance
                                              system details for Physical
                                              Settlement.

Spot Price (Cash Settlement Only):            The redemption price paid by the
                                              Bond Issuer, excluding accrued
                                              interest.

Deposit  of  Bond  Payment   (Physical        Party A must deposit the Bond
                                              Payment with the Trustee on
                                              Settlement Only): the Business Day
                                              prior to the Exercise Date. The
                                              Bonds are to be delivered "free"
                                              to Party A.

Additional   Payment   Obligation   of        To the Expense Administrator (the
Party A:                                      "Expense Administrator
                                              Payment Obligation"):

                                              If the Bond Issuer has not given
                                              notice of redemption in connection
                                              with the exercise of Options
                                              hereunder and if any such exercise
                                              is an exercise of less than all
                                              Options remaining unexercised
                                              hereunder, Party A shall pay to
                                              the Expense Administrator an
                                              amount equal to the present value
                                              of a stream of payments equal to
                                              $6,601 payable on each payment
                                              date for the Bonds until the
                                              maturity of the Bonds discounted
                                              at a rate of 6.0% per annum on the
                                              basis of a 360 day year consisting
                                              of twelve 30 day months from the
                                              date of such exercise until the
                                              Scheduled Final Distribution Date
                                              (as defined in the Trust
                                              Agreement), assuming for this
                                              purpose that the Trust (as defined
                                              in the Trust Agreement) is not
                                              terminated prior to the Scheduled
                                              Final Distribution Date,
                                              multiplied by the Option
                                              Entitlement multiplied by the
                                              number of Options exercised and
                                              divided by $26,525,000.

                                              To Party B:

                                              Upon any exercise, Party A shall
                                              pay to Party B the Fractional Unit
                                              Make-Whole Amount. Party A shall
                                              be entitled to reimbursement of
                                              any amounts paid or netted from
                                              payments received in respect of
                                              the Fractional Unit Make-Whole
                                              Amount from the Expense
                                              Administrator to the extent, and
                                              only to the extent, provided in
                                              the Expense Administration
                                              Agreement.


Settlement Date:                              For Cash Settlement, the Business
                                              Day of settlement of a redemption
                                              of Bonds by the Bond Issuer. For
                                              Physical Settlement, the Exercise
                                              Date.

         3.  Additional Definitions.
             ----------------------

         "Expense Administration Agreement" means the expense administration agreement dated as of the date hereof between Party B and the Expense Administrator.

         "Expense Administrator" means MSDW Structured Asset Corp. acting pursuant to the Expense Administration Agreement.

         "Fractional Unit Make Whole Amount" means an amount equal to the Unit Principal Balance (as defined in the Trust Agreement) of any fractional Unit (as defined in the Trust Agreement) that would remain after any exercise hereunder if no provision were made to pay to Party B an additional amount equal to such Unit Principal Balance, together with accrued interest on such fractional Unit and, if applicable, any Additional Distribution (as defined in the Trust Agreement) on such fractional Unit.

         "Trust Agreement" means the trust agreement dated as of the date hereof, between the MSDW Structured Asset Corp. and LaSalle Bank National Association.

         4. Representations. Morgan Stanley & Co. Incorporated is acting as agent for both parties but does not guarantee the performance of Party A.

         5. Additional Termination Event. As set forth in the Agreement, a Trust Wind-Up Event will result in an Additional Termination Event under the Agreement with respect to which Party B shall be the Affected Party and this Transaction shall be an Affected Transaction.

         6. Swap Termination Payments. In the event an Early Termination
Date is designated with respect to which this Transaction is an Affected Transaction, there shall be payable to Party A as a termination payment in lieu of the termination payment determined in accordance with Section 6(e) of the Agreement an amount equal to the excess (if any) of the sale proceeds (or redemption proceeds), excluding accrued interest, of the Bonds in excess of the Strike Price.

         7. Assignment. The rights under this Confirmation and the Agreement may be assigned at any time and from time to time in whole or in part; provided that the Rating Agency Condition (as defined in the Trust Agreement) is satisfied with respect to such assignment and any transfer. The transferee in any such assignment or transfer must be a qualified institutional buyer as defined in Rule 144A under the Securities Act of 1933.

         8.  Account Details.
             ---------------

Payments to Party A:          Citibank, N.A., New York
                              SWIFT BIC Code: CITIUS33
                              ABA No.  021 000 089
                              FAO: Morgan Stanley & Co. International Limited
                              Account No. 3042-1519

Operations Contact:           Barbara Kent
                              Tel  212-537-1449
                              Fax  212-537-1868

Payments to Party B:          LaSalle Bank, Chicago, Illinois
                              ABA No. 071 000 505
                              Reference:  SATURNS 2002-5
                              Unit Account / AC-2090067/
                              Account No.: 67-9000-80-2

Operations Contact:           Andy Streepey
                              Tel:  312-904-9387
                              Fax: 312-904-2084

         Please confirm that the foregoing correctly sets forth the terms of our agreement MS Reference Number SQ1D6 by executing this Confirmation and returning it to us.

Best Regards,

MORGAN STANLEY & CO. INTERNATIONAL LIMITED


BY:
   -----------------------
     Name:  Chris Boas
     Title:  Attorney in fact

Acknowledged and agreed as of the date first written above:

SATURNS TRUST NO. 2002-5
BY:  LaSalle Bank National Association,
     solely as Trustee and not in its individual capacity.


BY:
   -----------------------
     Name:  Brian D. Ames
     Title:  Vice President


MORGAN STANLEY & CO. INCORPORATED hereby agrees to and acknowledges its role as agent for both parties in accordance with the Schedule to the Agreement.


BY:
   -----------------------
     Name:  John Kehoe
     Title: Attorney in fact